UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2007

KENTUCKY BANCSHARES, INC.
(Exact Name of Registrant as specified in Charter)

   Kentucky                  000-52598              61-0993464
 (State or other            (Commission            (IRS Employer
  jurisdiction of           File Number)        Identification No.)
  incorporation)


P.O. Box 157, Paris, Kentucky                          40362-0157
(Address of principal executive offices)               (Zip code)

(859) 987-1795
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

?	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425

?	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

?	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

?	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))
INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)		On November 20, 2007, the Registrant's Board of
Directors amended the Registrant's Amended and Restated
Bylaws. A copy of the Amended and Restated Bylaws, as amended, is attached hereto as Exhibit 3 and incorporated by reference herein. The amended Bylaws allow for the issuance of uncertificated shares.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 3 -- Amended and Restated Bylaws of Kentucky
Bancshares, Inc.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KENTUCKY BANCSHARES, INC.



Date: November 21, 2007			By      /s/ Gregory J. Dawson
Gregory J. Dawson
Chief Financial Officer